UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 4, 2005

Date of Report (Date of earliest event reported)

TRIPOS, INC.

(Exact name of registrant as specified in its charter)

Utah	0-23666	43-1454986
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1699 South Hanley Rd., St. Louis, MO   63144

(Address of principal executive offices) (Zip Code)

(314) 647-1099

Registrant's telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Information Provided Under Item 7 Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01, Regulation FD Disclosure.

On May 4, 2005, B. James Rubin, Senior Vice President and Chief Financial Officer of Tripos, Inc. gave a presentation on the Company at the Rodman & Renshaw Techvest Healthcare Conference at the Intercontinental Hotel in Paris, France. A copy of the presentation made today may be accessed from our website at www.tripos.com under the headings "Investor Relations" and "Company Presentations". A paper copy of the presentation is available upon request from B. James Rubin at Tripos, Inc., 1699 South Hanley Road, St. Louis, Missouri 63144.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIPOS, INC.

By: /s/ B. James Rubin

B. James Rubin

Sr. Vice President

Chief Financial Officer

Date: May 4, 2005